EXHIBIT 23

                       CONSENT OF BEARD MILLER COMPANY LLP
                              INDEPENDENT AUDITORS






We hereby consent to the incorporation by reference in the Registration Statements (Forms S-8, File Nos. 333-82085, 333-82083, 333-87313, 333-61634 and
333-61636 and Form S-3, File No. 333-87329) of our report, dated January 31, 2003, relating to the consolidated financial statements of Pennsylvania Commerce Bancorp, Inc. incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 2002.



                                         /s/  BEARD MILLER COMPANY LLP




Harrisburg, Pennsylvania
March 26, 2003